UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2006

WORLD TRANSPORT AUTHORITY, INC.
(Exact name of registrant as specified in its charter)

Alberta
(State or other jurisdiction of incorporation)

000-23693
(Commission File Number)

98-044-0800
(IRS Employer Identification No.)

2424 Pioneer Ave., Suite 405, Cheyenne, WY 82001
(Address of principal executive offices and Zip Code)

(307) 778-4764
Registrant's telephone number, including area code

239 S. La Cienega Blvd., #101, Beverly Hills, CA 90211-3328
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We have changed the address of our principal executive office from 239 S. La Cienega Blvd., #101, Beverly Hills, CA 90211-3328 to 2424 Pioneer Ave., Suite 405, Cheyenne, WY 82001.

Our current telephone number is (307) 778-4764 and our current fax numbers are (307) 632-3020 and (970) 252-7212.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD TRANSPORT AUTHORITY, INC.

/s/ William C. Kennedy
William C. Kennedy
Chief Executive Officer

Date: March 10, 2006